                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY  YEAR: 2002

                 MONTH                   7/16/01-8/31/01  9/30/01      10/31/01      11/30/01     12/31/01      1/31/02
--------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 4,044,462      $2,936,623   $3,168,738    $2,729,574   $3,383,414   $3,335,583

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $   503,539         405,982   $  405,925    $  438,056   $  686,339   $  639,912

NET INCOME (LOSS) (MOR-6)                $  (109,322)            400   $      736    $   32,982   $  281,280   $  232,478

PAYMENTS TO INSIDERS (MOR-9)             $        --              --   $       --    $       --   $       --   $       --

PAYMENTS TO PROFESSIONALS (MOR-9)        $        --              --   $       --    $       --   $       --   $       --

TOTAL DISBURSEMENTS (MOR-7)              $ 6,975,175      $5,097,690   $6,563,984    $8,489,123   $5,442,236   $7,258,781


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO        If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 2 of 13
                                                                         2/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 3 of 13
                                                                         2/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JANUARY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $   1,984              $       -                 $     124
        Trade accounts receivable, net              -                   44,350                     67                     2,714
        Other Receivables                           -                    1,567                      -                     3,659
        Due from affiliates                     1,090                   21,376                 12,801                         -
        Inventories                                 -                   33,468                      -                     8,636
        Prepaid expenses                           33                    4,338                      -                       108
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,293                  107,083                 12,868                    15,241

Property, plant and equipment, net                  -                  123,619                  3,074                     6,120
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  6,165                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,805                      -                     1,331
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  142,108                  1,702                     5,638
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   29,528                      -                     7,415
        Unsecured debt                        186,538                  280,615                  1,110                    70,749
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (985)                 (49,001)                 3,961                    (4,563)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,617)                (499,842)                19,295                  (134,618)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,617)                (502,379)                19,295                  (134,618)

TOTAL LIABILITIES AND EQUITY                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       -             $       -                 $      50
        Trade accounts receivable, net             -                     2,274                   914                     4,531
        Other Receivables                          -                     4,371                     -                         -
        Due from affiliates                    2,967                    51,814                   666                     6,590
        Inventories                                -                         -                   278                     1,615
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,684                    58,459                 1,858                    12,786

Property, plant and equipment, net                 -                         -                     -                    42,977
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   296,023                 1,804                         -
Other assets                                   2,662                     5,284                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 48                    20,014                   648                     1,953
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          474                     8,702                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,478
        Other / Intercompany                       -                     5,351                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,232                     1,803
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (447)                      693                  (511)                      438
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 332                    (6,505)                2,844                    (8,668)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       332                    (6,505)                2,844                    (8,668)

TOTAL LIABILITIES AND EQUITY                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,328
        Trade accounts receivable, net              -                 54,850
        Other Receivables                           -                  9,597
        Due from affiliates                   (99,100)                (1,796)
        Inventories                                 -                 43,997
        Prepaid expenses                            -                  4,196
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (99,100)               113,172

Property, plant and equipment, net                  -                175,790
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,665
Investments in Subs                          (382,169)                45,453
Other assets                                       (1)                45,946
                                            --------------------------------

TOTAL ASSETS                                $(481,270)             $ 388,026
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (38,587)               133,524
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,889)                38,230
        Unsecured debt                       (132,154)               735,398
        Other / Intercompany                 (201,020)                 5,351
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,746)              (546,057)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (50,415)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,747)              (844,526)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,747)              (847,063)

TOTAL LIABILITIES AND EQUITY                $(481,270)             $ 388,026
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     Sep-2001       10/31/01     11/30/01      12/31/01      1/31/02     MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $   1,029      $    2,220     $   2,039     $    308     $   1,089    $   1,438
ROYALTY AND REVENUE PAYABLE                     --              --            --           --            --           --
NOTES PAYABLE - INSURANCE                       --              --            --           --            --           --
TAX PAYABLE:                                                    --                                       --           --
    Federal Payroll Taxes                       --              --            --           --            --           --
    State Payroll & Sales                       --              --            --           --            --           --
    Ad Valorem Taxes                            --              --            --           --            --           --
    Other Taxes                                 40              50            76          102           129          155
TOTAL TAXES PAYABLE                      $      40       $      50     $      76     $    102     $     129    $     155   $     --
SECURED DEBT POST-PETITION                      --              --            --           --            --           --
ACCRUED INTEREST PAYABLE                        --              --            --           --            --           --
*ACCRUED PROFESSIONAL FEES:                     --              --            --           --            --           --
OTHER ACCRUED LIABILITIES:                   1,208
  1.  General and Administrative Costs         343             447           323          346           487          360
  2.  Lease Operating Expenses/Capital                                        --           --            --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $   2,620       $   2,716     $   2,438     $    756     $   1,704    $   1,953   $     --
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      1/31/02
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 42,738    $ 42,738     $     --   $     --   $     --   $     --

        31-60         1,086       1,086           --         --         --         --

        61-90           (82)        (82)          --         --         --         --

        91 +         22,940      22,940           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 66,682    $ 66,682     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JANUARY 31, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       20,053,870    $          302,130    $        1,578,891
TOTAL COST OF REVENUES                                         --            19,648,584               302,130             1,802,124
GROSS PROFIT                                   $               --    $          405,286    $               --    $         (223,233)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           51,350    $          888,529    $               --    $          115,959
  Insiders Compensation                                        --               142,597                    --                    --
  Professional Fees                                            --             1,707,557                    --                    --
  Other (Earnings in Joint Venture)                            --               464,670              (464,670)                   --

TOTAL OPERATING EXPENSE                        $           51,350    $        3,203,353    $         (464,670)   $          115,959
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (51,350)   $       (2,798,067)   $          464,670    $         (339,192)
INTEREST EXPENSE (includes amort of debt fees)               (184)            2,500,805                    --               614,434
DEPRECIATION                                                   --             1,881,286                    --                47,618
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (184)   $        4,382,091    $               --    $          662,052
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (51,166)   $       (7,180,158)   $          464,670    $       (1,001,244)
INCOME TAXES                                                   --                    --                24,982                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (51,166)   $       (7,180,158)   $          439,688    $       (1,001,244)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266  $           328,152
TOTAL COST OF REVENUES                                          --               193,620              499,502
GROSS PROFIT                                    $           83,333    $          865,646   $         (171,350)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,970    $          281,125   $          (90,173)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,970    $          281,125   $          (90,173)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,363    $          584,521   $          (81,177)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,570                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,365   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,698    $          (61,844)  $          (81,177)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,698    $          (61,844)  $          (81,177)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,335,583   $         (83,333)    $      26,657,892
TOTAL COST OF REVENUES                                       2,068,154             (83,333)           24,430,781
GROSS PROFIT                                        $        1,267,429   $              --     $       2,227,111
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            1,321,416
  Insiders Compensation                                             --                  --               142,597
  Professional Fees                                                 --                  --             1,707,557
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,171,570
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          639,912   $         558,861              (944,459)
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,872,151
DEPRECIATION                                                   407,434                  --             2,845,133
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          407,434   $         558,861     $       6,717,284
=================================================================================================================
NET INCOME BEFORE TAXES                             $          232,478   $              --     $      (7,661,743)
INCOME TAXES                                                        --                  --                24,982
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          232,478   $              --     $      (7,686,725)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   =================================================================================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                          8/31/2001(1)    9/30/01     10/31/01     11/30/01    12/31/01   1/31/02
------------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                           $    308,953  $   (78,711)  $  170,374  $  238,608  $  (13,646) $  147,113
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   RECEIPTS:
   2.  CASH SALES                                        $         --  $        --   $       --  $       --  $       --
                                                         ------------  -----------   ----------  ----------  ----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                    4,593,479    2,187,309    3,520,713   2,652,571   2,431,379   4,683,780
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   4.  LOANS & ADVANCES (attach list)                              --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   5.  SALE OF ASSETS                                              --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   6.  OTHER (attach list)                                  1,994,032    3,159,466    3,111,505   5,584,297   3,171,616   2,478,016
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   TOTAL RECEIPTS                                        $  6,587,511  $ 5,346,775   $6,632,218  $8,236,868  $5,602,995  $7,161,796
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A          N/A          N/A         N/A         N/A
                                                         ------------  -----------   ----------  ----------  ----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                       $         --  $        --   $       --  $       --  $       --
                                                         ------------  -----------   ----------  ----------  ----------
   8.  PAYROLL TAXES PAID                                          --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   9.  SALES, USE & OTHER TAXES PAID                               --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   10. SECURED/RENTAL/LEASES                                    4,002        2,538        3,198       4,558       1,472         669
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   11. UTILITIES                                              548,000    1,077,734    2,383,745   1,703,174   1,118,571     682,974
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   12. INSURANCE                                                   --           --           --          --          --          --
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   13. INVENTORY PURCHASES                                    188,215      251,647      291,355     318,099     296,353     289,263
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   14. VEHICLE EXPENSES                                            --           --           --          --          --         142
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   15. TRAVEL & ENTERTAINMENT                                   1,606          487        8,200       3,731       2,238       2,751
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                        135,944       71,367       82,154     141,233      61,693      94,732
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   17. ADMINISTRATIVE & SELLING                               254,459      228,571      202,541     238,024     131,898     228,742
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   18. OTHER (attach list)                                  5,842,948    3,465,346    3,592,791   6,080,303   3,830,011   5,959,508
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                   $  6,975,175  $ 5,097,690   $6,563,984  $8,489,123  $5,442,236  $7,258,781
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   19. PROFESSIONAL FEES                                 $         --  $        --   $       --  $       --  $       --
                                                         ------------  -----------   ----------  ----------  ----------
   20. U.S. TRUSTEE FEES                                           --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --           --           --          --          --
                                                         ------------  -----------   ----------  ----------  ----------
   TOTAL DISBURSEMENTS                                   $  6,975,175  $ 5,097,690   $6,563,984  $8,489,123  $5,442,236  $7,258,781
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   22. NET CASH FLOW                                     $   (387,664) $   249,085   $   68,234  $ (252,254) $  160,759  $  (96,985)
                                                         ------------  -----------   ----------  ----------  ----------  ----------
   23. CASH - END OF MONTH (MOR-2)                       $    (78,711) $   170,374   $  238,608  $  (13,646) $  147,113  $   50,128
                                                         ============  ===========   ==========  ==========  ==========  ==========

   ============================================================================
   CASH RECEIPTS AND                                                FILING TO
   DISBURSEMENTS                                          Month        DATE
   ----------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                            $   --   $   308,953
                                                          ------   -----------
   RECEIPTS:
   2.  CASH SALES                                         $   --   $        --
                                                          ------   -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      --    20,069,231
                                                          ------   -----------
   4.  LOANS & ADVANCES (attach list)                         --            --
                                                          ------   -----------
   5.  SALE OF ASSETS                                         --            --
                                                          ------   -----------
   6.  OTHER (attach list)                                    --    19,498,932
                                                          ------   -----------
   TOTAL RECEIPTS                                         $   --   $39,568,163
                                                          ------   -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*      N/A           N/A
                                                          ------   -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                        $   --   $        --
                                                          ------   -----------
   8.  PAYROLL TAXES PAID                                     --            --
                                                          ------   -----------
   9.  SALES, USE & OTHER TAXES PAID                          --            --
                                                          ------   -----------
   10. SECURED/RENTAL/LEASES                                  --        16,438
                                                          ------   -----------
   11. UTILITIES                                              --     7,514,198
                                                          ------   -----------
   12. INSURANCE                                              --            --
                                                          ------   -----------
   13. INVENTORY PURCHASES                                    --     1,634,931
                                                          ------   -----------
   14. VEHICLE EXPENSES                                       --           142
                                                          ------   -----------
   15. TRAVEL & ENTERTAINMENT                                 --        19,014
                                                          ------   -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                        --       587,123
                                                          ------   -----------
   17. ADMINISTRATIVE & SELLING                               --     1,284,235
                                                          ------   -----------
   18. OTHER (attach list)                                    --    28,770,908
                                                          ------   -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   --   $39,826,988
                                                          ------   -----------
   19. PROFESSIONAL FEES                                  $   --   $        --
                                                          ------   -----------
   20. U.S. TRUSTEE FEES                                      --            --
                                                          ------   -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)            --            --
                                                          ------   -----------
   TOTAL DISBURSEMENTS                                    $   --   $39,826,988
                                                          ------   -----------
   22. NET CASH FLOW                                      $   --   $  (258,825)
                                                          ------   -----------
   23. CASH - END OF MONTH (MOR-2)                        $   --   $    50,128
                                                          ======   ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


====================================================================================================================================
OTHER CASH RECEIPTS AND                      8/31/2001 (1)     Sep-01       Oct-01       Nov-01        Dec-01     Jan-02     Feb-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                           $       --   $       --   $       --   $       --    $       --  $       --   $ --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      401(k) Plan Refund                                --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Cobra Insurance Payment                           --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Miscellaneous                                     --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Emission Credits                                  --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Trade AR receipts of an
         affiliated co. SPC LTD                    448,032      120,020          505       40,880       223,586      36,733     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Cash advance from Sterling Chemicals       1,546,000    1,750,000    3,111,000    2,347,000     1,840,500   1,318,000     --
      cash receipts re Inter company AR                 --    1,289,446                 3,196,417     1,107,530     927,448     --
      Capital Contribution from SPCUS                                                                               195,835
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
TOTAL OTHER RECEIPTS                            $1,994,032   $3,159,466   $3,111,505   $5,584,297    $3,171,616  $2,478,016   $ --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
18.OTHER DISBURSEMENTS:

      Capital Expenditures                      $       --   $   73,370   $   81,005   $   39,534    $  106,606  $   45,835   $ --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Interest Payment                                  --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Restricted Cash - Bond Funding                    --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Pre-petition checks voided in current
        period                                          --           --           --           --            --          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Trade AR receipts of an affiliated co.
        SPC LTD                                    596,035           --           --           --            --      36,733     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      CIT revolver cash sweep                    5,246,912    2,102,530    3,511,786    2,844,352     2,615,871   4,753,659     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      Return of investment to SPCUS                              81,069           --    1,272,914       237,864          --     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
      cash disbursements re Inter company AP                  1,208,377                 1,923,503       869,666   1,123,282     --
                                                ----------   ----------   ----------   ----------    ----------  ----------   ----
TOTAL OTHER DISBURSEMENTS                       $5,842,948   $3,465,346   $3,592,791   $6,080,303    $3,830,011  $5,959,508   $ --
                                                ==========   ==========   ==========   ==========    ==========  ==========   ====

=========================================================
OTHER CASH RECEIPTS AND                        FILING TO
DISBURSEMENTS:                                  DATE
---------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                        $        --
                                             -----------
      401(k) Plan Refund                              --
                                             -----------
      Cobra Insurance Payment                         --
                                             -----------
      Miscellaneous                                   --
                                             -----------
      Emission Credits                                --
                                             -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                  869,756
                                             -----------
      Cash advance from Sterling Chemicals    11,912,500
      cash receipts re Inter company AR

      Capital Contribution from SPCUS
                                             -----------
TOTAL OTHER RECEIPTS                         $12,782,256
                                             -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                   $346,353.92
                                             -----------
      Interest Payment                                --
                                             -----------
      Restricted Cash - Bond Funding                  --
                                             -----------
      Pre-petition checks voided in current
        period                                        --
                                             -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                  632,768
                                             -----------
      CIT revolver cash sweep                         --
                                             -----------
      Return of investment to SPCUS            1,591,847
                                             -----------
      cash disbursements re Inter company AP
                                             -----------
TOTAL OTHER DISBURSEMENTS                    $ 2,570,969
                                             ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                           MONTH OF JANUARY 31, 2002

   =================================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ---------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $    144,336    $           100   $        (9,750)  $         12,427   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         3,568,306          1,115,475                                           --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   6.  OTHER (attach list)                              --                 --         2,478,016             30,000      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   TOTAL RECEIPTS                             $  3,568,306    $     1,115,475   $     2,478,016   $         30,000   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A     N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   8.  PAYROLL TAXES PAID                                                                                               --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                                    --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   10. SECURED/RENTAL/LEASES                                                                669                         --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   11. UTILITIES                                                                        682,974                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   12. INSURANCE                                                                                                        --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   13. INVENTORY PURCHASES                                                              289,263                         --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   14. VEHICLE EXPENSES                                                                      --                142      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   15. TRAVEL & ENTERTAINMENT                                                             2,751                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                   93,131              1,600      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   17. ADMINISTRATIVE & SELLING                                                         225,684              3,058      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   18. OTHER (attach list)                       3,638,184          1,115,475         1,230,594              5,255      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  3,638,184    $     1,115,475   $     2,525,066   $         10,055   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --      --       --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   TOTAL DISBURSEMENTS                        $  3,638,184    $     1,115,475   $     2,525,066   $         10,055   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   22. NET CASH FLOW                          $    (69,878)   $            --   $       (47,050)  $         19,945   $  --   $   --
                                              ------------    ---------------   ---------------   ----------------   -----   ------
   23. CASH - END OF MONTH (MOR-2)            $     74,458    $           100   $       (56,800)  $         32,372   $  --   $   --
                                              ============    ===============   ===============   ================   =====   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   147,113
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,683,780
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   2,508,016
                                                           -----------
   TOTAL RECEIPTS                                          $ 7,191,796
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                       669
                                                           -----------
   11. UTILITIES                                               682,974
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     289,263
                                                           -----------
   14. VEHICLE EXPENSES                                            142
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    2,751
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          94,732
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                228,742
                                                           -----------
   18. OTHER (attach list)                                   5,989,508
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 7,288,781
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 7,288,781
                                                           -----------
   22. NET CASH FLOW                                       $   (96,984)
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $    50,129
                                                           ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37810-H4-11

                           MONTH OF JANUARY 31, 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                                         30,000         30,000
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      1,318,000                     1,318,000

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                                        --         36,733                        36,733

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                                 927,448                       927,448
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                   195,835                       195,835

TOTAL OTHER RECEIPTS                                   $       --     $       --     $2,478,016     $   30,000     $2,508,016
                                                       ----------     ----------     ----------     ----------     ----------
18.OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                          30,000                        30,000

      Capital Expenditures                             $              $              $   40,580     $    5,255     $   45,835
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                          36,733                        36,733
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                          1,123,282                     1,123,282
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           3,638,184      1,115,475                                    4,753,659
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $3,638,184     $1,115,475     $1,230,594     $    5,255     $5,989,508
                                                       ==========     ==========     ==========     ==========     ==========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF            JANUARY 2002
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $    74,457  $       100    $       249    $    74,807        $ 37,862                    $   112,669
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                            1,764    $     1,764                                          1,764
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                          (58,815)       (58,815)         (5,490)                       (64,305)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $    74,457  $       100    $   (56,801)   $    17,756        $ 32,372     $ -     $ -    $    50,128
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $   144,336  $       100    $    (9,750)   $   134,685        $ 12,427                        147,112
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      3,568,306    1,115,475      2,478,016      7,161,796               -                      7,161,796
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                  (30,000)       (30,000)         30,000                              -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                       -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (3,638,184)  (1,115,475)    (2,495,067)    (7,248,726)        (10,055)                    (7,258,781)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $    74,457  $       100    $   (56,801)   $    17,756        $ 32,372     $ -     $ -    $    50,128
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                       8/31/2001 (1)    Sep-2001   Oct-2001     Nov-2001     Dec-2001      Jan-2002    FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                    DATE
1.                                      $--              $--          $--          $--          $--          $--          $--
                                        ---              ---          ---          ---          ---          ---          ---
2.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
3.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
4.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
5.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
6.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
7.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
8.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
9.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
TOTAL INSIDERS (MOR-1)                  $--              $--          $--          $--          $--          $--          $--
                                        ===              ===          ===          ===          ===          ===          ===

==================================================================================================================
                                  8/31/2001 (1)  Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002    FILING TO
        PROFESSIONALS                                                                                      DATE
        NAME/ORDER DATE
1.                                     $--         $--         $--      $--         $--         $--         $--
                                       ---         ---         ---      ---         ---         ---         ---
2.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
3.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
4.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
5.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
6.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
TOTAL PROFESSIONALS (MOR-1)            $--         $--         $--      $--         $--         $--         $--
                                       ===         ===         ===      ===         ===         ===         ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9